UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2007 (October 3, 2007)
ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-97090-01	62-1395968

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	33-97090	16-1003976

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EX-10.2.(A) AMENDMENT TO EMPLOYMENT AGREEMENT AMONG GRAPHICS, HOLDINGS AND STEPHEN M. DYOTT
EX-10.4.(B) AMENDMENT TO EMPLOYMENT AGREEMENT AMONG GRAPHICS, HOLDINGS AND PATRICK W. KELLICK
EX-10.6.(B) AMENDMENT TO EMPLOYMENT AGREEMENT AMONG GRAPHICS, HOLDINGS AND KATHLEEN A. DEKAM
EX-10.11.(A) AMENDMENT TO AMENDED AND RESTATED AMERICAN COLOR GRAPHICS, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ITEM 5.02(e) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
American Color Graphics, Inc. has entered into Amendments dated as of October 3, 2007, to its Employment Agreements with Stephen M. Dyott, Kathleen A. DeKam and Patrick W. Kellick and to its Amended and Restated American Color Graphics, Inc. Supplemental Executive Retirement Plan. A copy of each amendment is attached hereto as Exhibits 10.2(a), 10.4(b), 10.6(b) and 10.11(a).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     The following exhibits are filed herewith:

Exhibit Number	Description
10.2 (a)	Amendment, dated October 3, 2007, to Employment Agreement dated as of April 19, 2007, among Graphics, Holdings and Stephen M. Dyott.

10.4 (b)	Amendment, dated October 3, 2007, to Employment Agreement dated as of April 19, 2007, among Graphics, Holdings and Patrick W. Kellick.

10.6 (b)	Amendment, dated October 3, 2007, to Employment Agreement dated as of April 19, 2007, among Graphics, Holdings and Kathleen A. DeKam.

10.11 (a)	Amendment, dated October 3, 2007, to Amended and Restated American Color Graphics, Inc. Supplemental Executive Retirement Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.
	By:	/s/ Patrick W. Kellick
Patrick W. Kellick
Dated: October 19, 2007		SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER

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